Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies [Text Block]	Commitments and Contingencies

(a) Purchase Obligations (CenterPoint Energy and CERC)

Commitments include minimum purchase obligations related to CenterPoint Energy’s and CERC’s Natural Gas Distribution reportable segments and CenterPoint Energy’s Indiana Electric Integrated reportable segment.  The Energy Services Disposal Group is classified as held for sale on CenterPoint Energy’s and CERC’s respective Condensed Consolidated Balance Sheets and is excluded from the tabular disclosure below. See Note 4 for further information. Contracts with minimum payment provisions have various quantity requirements and durations and are not classified as non-trading derivative assets and liabilities in CenterPoint Energy’s and CERC’s respective Consolidated Balance Sheets as of December 31, 2019 and 2018. These contracts meet an exception as “normal purchases contracts” or do not meet the definition of a derivative. Natural gas and coal supply commitments also include transportation contracts that do not meet the definition of a derivative.

As of December 31, 2019, minimum purchase obligations are approximately:

	CenterPoint Energy (1)	CERC (1)
	(in millions)
2020	$735	$518
2021	605	420
2022	408	232
2023	326	173
2024	262	166
2025 and beyond	1,853	1,489

(1)	Excludes Energy Services Disposal Group obligations.

Indiana Electric also has other purchased power agreements that do not have minimum thresholds but do require payment when energy is generated by the provider. Costs arising from certain of these commitments are pass-through costs, generally collected dollar-for-dollar from retail customers through regulator-approved cost recovery mechanisms.

(b) AMAs (CenterPoint Energy and CERC)

CenterPoint Energy’s and CERC’s NGD has AMAs associated with their utility distribution service in Arkansas, Indiana, Louisiana, Mississippi, Oklahoma and Texas. The AMAs have varying terms, the longest of which expires in 2023. Pursuant to the provisions of the agreements, CenterPoint Energy’s and CERC’s NGD either sells natural gas to the asset manager and agrees to repurchase an equivalent amount of natural gas throughout the year at the same cost, or simply purchases its full natural gas requirements at each delivery point from the asset manager. Generally, AMAs are contracts between CenterPoint Energy’s and CERC’s NGD and an asset manager that are intended to transfer the working capital obligation and maximize the utilization of the assets. In these agreements, CenterPoint Energy’s and CERC’s NGD agrees to release transportation and storage capacity to other parties to manage natural gas storage, supply and delivery arrangements for CenterPoint Energy’s and CERC’s NGD and to use the released capacity for other purposes when it is not needed for CenterPoint Energy’s and CERC’s NGD. CenterPoint Energy’s and CERC’s NGD may receive compensation from the asset manager through payments made over the life of the AMAs. CenterPoint Energy’s and CERC’s NGD has an obligation to purchase their winter storage requirements that have been released to the asset manager under these AMAs.

(c) Guarantees and Product Warranties (CenterPoint Energy)

In the normal course of business, ESG enters into contracts requiring it to timely install infrastructure, operate facilities, pay vendors and subcontractors and support warranty obligations and, at times, issue payment and performance bonds and other forms of assurance in connection with these contracts.

Specific to ESG’s role as a general contractor in the performance contracting industry, as of December 31, 2019, there were 62 open surety bonds supporting future performance with an aggregate face amount of approximately $565 million. ESG’s exposure is less than the face amount of the surety bonds and is limited to the level of uncompleted work under the contracts. As of December 31, 2019, approximately 36% of the work was yet to be completed on projects with open surety bonds. Further, various subcontractors issue surety bonds to ESG. In addition to these performance obligations, ESG also warrants the functionality of certain installed infrastructure generally for one year and the associated energy savings over a specified number of years. Since ESG’s inception in 1994, CenterPoint Energy believes ESG has had a history of generally meeting its performance obligations and energy savings guarantees and its installed products operating effectively. CenterPoint Energy assessed the fair value of its obligation for such guarantees as of December 31, 2019 and no amounts were recorded on CenterPoint Energy’s Consolidated Balance Sheets.

CenterPoint Energy issues parent company level guarantees to certain vendors, customers and other commercial counterparties of ESG. These guarantees do not represent incremental consolidated obligations, but rather, represent guarantees of subsidiary obligations to allow those subsidiaries to conduct business without posting other forms of assurance. As of December 31, 2019, CenterPoint Energy, primarily through Vectren, has issued parent company level guarantees supporting ESG’s obligations. For those obligations where potential exposure can be estimated, management estimates the maximum exposure under these guarantees to be approximately $499 million as of December 31, 2019. This exposure primarily relates to energy savings guarantees on federal energy savings performance contracts. Other parent company level guarantees, certain of which do not contain a cap on potential liability, have been issued in support of federal operations and maintenance projects for which a maximum exposure cannot be estimated based on the nature of the projects. While there can be no assurance that performance under any of these parent company guarantees will not be required in the future, CenterPoint Energy considers the likelihood of a material amount being incurred as remote.

(d) Guarantees and Product Warranties (CenterPoint Energy and CERC)

In the normal course of business, the Energy Services Disposal Group trades natural gas under supply contracts and enters into natural gas related transactions under transportation, storage and other contracts. In connection with the Energy Services Disposal Group’s business activities, CERC Corp. has issued guarantees to the Energy Services Disposal Group’s counterparties to guarantee the payment of the Energy Services Disposal Group’s obligations. While the Energy Services Disposal Group remains wholly-owned by CERC Corp., these guarantees do not represent incremental consolidated obligations, but rather, represent guarantees of the Energy Services Disposal Group’s obligations to allow the Energy Services Disposal Group to conduct business without posting other forms of assurance. As of December 31, 2019, the face amount of CERC Corp.’s guarantees of the Energy Services Disposal Group’s obligations was approximately $1.8 billion.

A CERC Corp. guarantee primarily has a one- or two-year term, although CERC Corp. would generally not be released from obligations incurred by CES prior to the termination of such guarantee unless the beneficiary of the guarantee affirmatively released CERC Corp. from its obligations under the guarantee. Since CERC Corp. has owned the Energy Services Disposal Group, CERC Corp. has not paid any amounts under any guarantees of the Energy Services Disposal Group’s obligations. While there can be no assurance that performance under any of these parent company guarantees will not be required in the future, CenterPoint Energy and CERC consider the likelihood of a material amount being incurred as remote.

On February 24, 2020, CenterPoint Energy, through its subsidiary CERC Corp., entered into the Equity Purchase Agreement to sell the Energy Services Disposal Group. Under the terms of the Equity Purchase Agreement, Athena Energy Services must generally use reasonable best efforts to replace existing CERC Corp. guarantees with credit support provided by a party other than CERC Corp. as of and after closing of the sale. Additionally, to the extent that CERC Corp. retains any exposure relating to the guarantees of the Energy Services Disposal Group’s obligations 90 days after closing, Athena Energy Services will pay a 3% annualized fee on such exposure, increasing by 1% on an annualized basis every three months.

CenterPoint Energy and CERC recorded no amounts on their respective Consolidated Balance Sheets as of December 31, 2019 and 2018 related to these guarantees.

(e) Legal, Environmental and Other Matters

Legal Matters

Gas Market Manipulation Cases (CenterPoint Energy and CERC). CenterPoint Energy, its predecessor, Reliant Energy, and certain of their former subsidiaries were named as defendants in a large number of lawsuits filed against numerous gas market participants in a number of federal and western state courts in connection with the operation of the natural gas markets in 2000-2002. CenterPoint Energy and its affiliates were released or dismissed from all such cases, except for one case in federal court in Nevada in which CES, a subsidiary of CERC, was a defendant. Plaintiffs in that case alleged a conspiracy to inflate Wisconsin natural gas prices in 2000-2002. In October 2018, CES reached an agreement to settle all claims against CES and CES’s claims for indemnity. During the third quarter of 2019, the federal district court issued final approval of the settlement and dismissed the case, and CES completed the required settlement payments; the settlement agreement has now become final. This settlement did not have a material adverse effect on CenterPoint Energy’s or CERC’s financial condition, results of operations or cash flows.

Minnehaha Academy (CenterPoint Energy and CERC). On August 2, 2017, a natural gas explosion occurred at the Minnehaha Academy in Minneapolis, Minnesota, resulting in the deaths of two school employees, serious injuries to others and significant property damage to the school. CenterPoint Energy, certain of its subsidiaries, including CERC, and the contractor company working in the school have been named in litigation arising out of this incident. CenterPoint Energy and CERC have reached confidential settlement agreements on all wrongful death and property damage claims and with some personal injury claimants. Additionally, CenterPoint Energy and CERC cooperated with the investigation conducted by the National Transportation Safety Board, which concluded its investigation in December 2019 and issued a report without making any recommendations. Further, CenterPoint Energy and CERC contested and reached a settlement regarding approximately $200,000 in fines imposed by the Minnesota Office of Pipeline Safety.  In early 2018, the Minnesota Occupational Safety and Health Administration concluded its investigation without any adverse findings against CenterPoint Energy or CERC. CenterPoint Energy’s and CERC’s general and excess liability insurance policies provide coverage for third party bodily injury and property damage claims.

Litigation Related to the Merger (CenterPoint Energy). With respect to the Merger, in July 2018, seven separate lawsuits were filed against Vectren and the individual directors of Vectren’s Board of Directors in the U.S. District Court for the Southern District of Indiana. These lawsuits alleged violations of Sections 14(a) of the Exchange Act and SEC Rule 14a-9 on the grounds that the Vectren Proxy Statement filed on June 18, 2018 was materially incomplete because it omitted material information concerning the Merger. In August 2018, the seven lawsuits were consolidated, and the Court denied the plaintiffs’ request for a preliminary injunction. In October 2018, the plaintiffs filed their Consolidated Amended Class Action Complaint. In December 2018, two plaintiffs voluntarily dismissed their lawsuits. In September 2019, the court granted the defendants’ motion to dismiss and dismissed the remaining plaintiffs’ claims with prejudice, which the plaintiffs appealed in October 2019. The defendants believe that the allegations asserted are without merit and intend to vigorously defend themselves against the claims raised. CenterPoint Energy does not expect the ultimate outcome of this matter to have a material adverse effect on its financial condition, results of operations or cash flows.

Environmental Matters

MGP Sites. CenterPoint Energy, CERC and their predecessors operated MGPs in the past. In addition, certain of CenterPoint Energy’s subsidiaries acquired through the Merger operated MGPs in the past. The costs CenterPoint Energy or CERC, as applicable, expect to incur to fulfill their respective obligations are estimated by management using assumptions based on actual costs incurred, the timing of expected future payments and inflation factors, among others. While CenterPoint Energy and CERC have recorded all costs which they presently are obligated to incur in connection with activities at these sites, it is possible that future events may require remedial activities which are not presently foreseen, and those costs may not be subject to PRP or insurance recovery.

(i)
Minnesota MGPs (CenterPoint Energy and CERC). With respect to certain Minnesota MGP sites, CenterPoint Energy and CERC have completed state-ordered remediation and continue state-ordered monitoring and water treatment. CenterPoint Energy and CERC recorded a liability as reflected in the table below for continued monitoring and any future remediation required by regulators in Minnesota.

(ii)
Indiana MGPs (CenterPoint Energy). In the Indiana Gas service territory, the existence, location and certain general characteristics of 26 gas manufacturing and storage sites have been identified for which CenterPoint Energy may have some remedial responsibility. A remedial investigation/feasibility study was completed at one of the sites under an agreed upon order between Indiana Gas and the IDEM, and a Record of Decision was issued by the IDEM in January 2000. The remaining sites have been submitted to the IDEM’s VRP. CenterPoint Energy has also identified its involvement in five manufactured gas plant sites in SIGECO’s service territory, all of which are currently enrolled in the IDEM’s VRP. CenterPoint Energy is currently conducting some level of remedial activities, including groundwater monitoring at certain sites.

(iii)
Other MGPs (CenterPoint Energy and CERC). In addition to the Minnesota and Indiana sites, the EPA and other regulators have investigated MGP sites that were owned or operated by CenterPoint Energy or CERC or may have been owned by one of their former affiliates.

Total costs that may be incurred in connection with addressing these sites cannot be determined at this time. The estimated accrued costs are limited to CenterPoint Energy’s and CERC’s share of the remediation efforts and are therefore net of exposures of other PRPs. The estimated range of possible remediation costs for the sites for which CenterPoint Energy and CERC believe they may have responsibility was based on remediation continuing for the minimum time frame given in the table below.

	December 31, 2019
	CenterPoint Energy	CERC
	(in millions, except years)
Amount accrued for remediation	$12	$7
Minimum estimated remediation costs	7	4
Maximum estimated remediation costs	51	32
Minimum years of remediation	5	30
Maximum years of remediation	50	50

The cost estimates are based on studies of a site or industry average costs for remediation of sites of similar size. The actual remediation costs will depend on the number of sites to be remediated, the participation of other PRPs, if any, and the remediation methods used.

CenterPoint Energy and CERC do not expect the ultimate outcome of these matters to have a material adverse effect on the financial condition, results of operations or cash flows of either CenterPoint Energy or CERC.

Asbestos. Some facilities owned by the Registrants or their predecessors contain or have contained asbestos insulation and other asbestos-containing materials. The Registrants are from time to time named, along with numerous others, as defendants in lawsuits filed by a number of individuals who claim injury due to exposure to asbestos, and the Registrants anticipate that additional claims may be asserted in the future. Although their ultimate outcome cannot be predicted at this time, the Registrants do not expect these matters, either individually or in the aggregate, to have a material adverse effect on their financial condition, results of operations or cash flows.

CCR Rule (CenterPoint Energy). In April 2015, the EPA finalized its CCR Rule, which regulates ash as non-hazardous material under the RCRA. The final rule allows beneficial reuse of ash, and the majority of the ash generated by Indiana Electric’s generating plants will continue to be reused. In July 2018, the EPA released its final CCR Rule Phase I Reconsideration which extended the deadline to October 31, 2020 for ceasing placement of ash in ponds that exceed groundwater protections standards or that fail to meet location restrictions. While the EPA Phase I Reconsideration moves forward, the existing CCR compliance obligations remain in effect. In August 2019, the EPA proposed additional amendments to its CCR Rule with respect to beneficial reuse of ash and other materials. The proposed revisions would not restrict Indiana Electric’s current beneficial reuse of its fly ash.

Indiana Electric has three ash ponds, two at the F.B. Culley facility (Culley East and Culley West) and one at the A.B. Brown facility. Under the existing CCR Rule, Indiana Electric is required to perform integrity assessments, including ground water monitoring, at its F.B. Culley and A.B. Brown generating stations. The ground water studies are necessary to determine the remaining service life of the ponds and whether a pond must be retrofitted with liners or closed in place, with bottom ash handling conversions completed. Indiana Electric’s Warrick generating unit is not included in the scope of the CCR Rule as this unit has historically been part of a larger generating station that predominantly serves an adjacent industrial facility. In March 2018, Indiana Electric began posting ground water data monitoring reports annually to its public website in accordance with the requirements of the CCR Rule. This data preliminarily indicates potential groundwater impacts very close to Indiana Electric’s ash impoundments, and further analysis is ongoing. The CCR Rule required companies to complete location restriction determinations by October 18, 2018. Indiana Electric completed its evaluation and determined that one F.B. Culley pond (Culley East) and the A.B. Brown pond fail the aquifer placement location restriction. As a result of this failure, Indiana Electric is required to cease disposal of new ash in the ponds and commence closure of the ponds by October 31, 2020. CenterPoint Energy plans to seek extensions available under the CCR Rule that would allow Indiana Electric to continue to use the ponds through December 31, 2023. The inability to take these extensions may result in increased and potentially significant operational costs in connection with the accelerated implementation of an alternative ash disposal system or adversely impact Indiana Electric’s future operations. Failure to comply with these requirements could also result in an enforcement proceeding including the imposition of fines and penalties. On April 24, 2019, Indiana Electric received an order from the IURC approving recovery in rates of costs associated with the closure of the Culley West pond, which has already commenced closure activities. CenterPoint Energy believes the language in the IURC order is favorable for future recovery of closure costs for Indiana Electric’s remaining ponds.

Indiana Electric continues to refine site specific estimates of closure costs. In July 2018, Indiana Electric filed a Complaint for Damages and Declaratory Relief against its insurers seeking reimbursement of defense, investigation and pond closure costs incurred to comply with the CCR Rule, and has since reached confidential settlement agreements with its insurers. The proceeds of these settlements will offset costs that have been and will be incurred to close the ponds. In March 2019, Indiana Electric entered into agreements with third parties for the excavation and beneficial reuse of the ash at the A.B. Brown ash pond. On August 14, 2019, Indiana Electric filed its petition with the IURC for recovery of costs associated with the closure of the A.B. Brown ash pond, which would include costs associated with the excavation and recycling of the ponded ash. On November 4, 2019, the EPA released a pre-publication copy of proposed revisions to the CCR Rule. CenterPoint Energy will evaluate the proposals to determine potential impacts to current compliance plans for its A.B. Brown and F.B. Culley generating stations.

As of December 31, 2019, CenterPoint Energy has recorded an approximate $68 million ARO, which represents the discounted value of future cash flow estimates to close the ponds at A.B. Brown and F.B. Culley. This estimate is subject to change due to the contractual arrangements; continued assessments of the ash, closure methods, and the timing of closure; implications of Indiana Electric’s generation transition plan; changing environmental regulations; and proceeds received from the settlements in the aforementioned insurance proceeding. In addition to these removal costs, Indiana Electric also anticipates equipment purchases of between $60 million and $80 million to complete the A.B. Brown closure project.

Other Environmental. From time to time, the Registrants identify the presence of environmental contaminants during operations or on property where predecessors have conducted operations. Other such sites involving contaminants may be identified in the future. The Registrants have and expect to continue to remediate any identified sites consistent with state and federal legal obligations. From time to time, the Registrants have received notices, and may receive notices in the future, from regulatory authorities or others regarding status as a PRP in connection with sites found to require remediation due to the presence of environmental contaminants. In addition, the Registrants have been, or may be, named from time to time as defendants in litigation related to such sites. Although the ultimate outcome of such matters cannot be predicted at this time, the Registrants do not expect these matters, either individually or in the aggregate, to have a material adverse effect on their financial condition, results of operations or cash flows.

Other Proceedings

The Registrants are involved in other legal, environmental, tax and regulatory proceedings before various courts, regulatory commissions and governmental agencies regarding matters arising in the ordinary course of business. From time to time, the Registrants are also defendants in legal proceedings with respect to claims brought by various plaintiffs against broad groups of participants in the energy industry. Some of these proceedings involve substantial amounts. The Registrants regularly analyze current information and, as necessary, provide accruals for probable and reasonably estimable liabilities on the eventual disposition of these matters. The Registrants do not expect the disposition of these matters to have a material adverse effect on the Registrants’ financial condition, results of operations or cash flows.